DocuSign Envelope ID: B3507079-F60E-470F-B44B-2AA0F25E85F4

Amendment #15
to the Yahoo Publisher Network Contract #1-19868214
Effective Date: April 24, 2009, as amended ("Original Agreement")

THIS AMENDMENT #15 to the Original Agreement ("Amendment #15") is made and entered into by and between Inuvo, Inc. ("Publisher"), on the one hand, and Oath Holdings Inc. (formerly known as Yahoo Holdings, Inc.), Yahoo! Singapore Digital Marketing Pte. Ltd., and Oath (EMEA) Limited (formerly known as Yahoo! EMEA Limited) (collectively, "Yahoo"), on the other hand, and is made effective as of the latter date of Yahoo's or Publisher's signature below (the "Amendment #15 Effective Date"). All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher and Yahoo hereby agree as follows:

1. Term. The Term of the Original Agreement is hereby extended by replacing the prior "End Date" of "August 31, 2018" with "November 30, 2018." Thereafter, the Term will automatically renew for additional 1-year periods unless either party gives notice of non-renewal at least 90-days before the expiration of the then current Term.

2. Miscellaneous. Except as expressly set forth herein, the Original Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between any of the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #15, the terms and conditions of this Amendment #15 shall govern. This Amendment #15 may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to enter into this Amendment #15 effective as of the Amendment #15 Effective Date.

INUVO, INC.	OATH HOLDINGS INC.
By: [signature]	By: DocuSigned by: [signature] 7B6D31FB5E04A6
Name: Don W. Barrett, III	Name: Timothy Lemmon
Title: CEO	Title: Executive Vice President
Date: 5/9/18	Date: 5/9/2018 2:42:38 PM PDT

YAHOO! SINGAPORE DIGITAL MARKETING PTE. LTD.	OATH (EMEA) LIMITED
By: [signature]	By: [signature]
Name: Margaret Chang Senior Director	Name: Gaetano Ceraldi
Title:	Title: Director
Date: 10 May 2018	Date: 14/05/2018